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                                                                    EXHIBIT 23.1
                          INDEPENDENT AUDITORS' CONSENT
The Board of Directors
Warner Chilcott Public Limited Company

         We consent to the use of our reports included herein on the Warner Chilcott Public Limited Company consolidated financial statements and to the reference to our firm under the heading "Experts" in the prospectus.

                                                /s/ KPMG LLP

Short Hills, New Jersey
May 10, 2000